EXHIBIT 10.94

This Consulting Services Agreement ("Agreement") is made between HEWLETT-PACKARD COMPANY, a Delaware Corporation ("HP") and U.S. WIRELESS CORPORATION, a Delaware corporation ("Customer"), as of July 27, 2000 ("Effective Date").

The purpose of this Agreement is to set forth the mutually  agreeable  terms and
conditions  under  which  HP  will  perform  Consulting   Services  and  provide
Deliverables to Customer according to one or more Statements of Work.


1.   DEFINITIONS

     a) "Consulting Services" (sometimes referred to as the "Work") refers to such activities as analysis, design, planning, development, consulting, implementation, education, training and project management as described in each individual Statement of Work. Consulting Services may also include other types of services described more specifically in each individual Statement of Work (as hereinafter defined).

     b) "Deliverables" means the results of the Consulting Services provided by HP to Customer as described in each Statement of Work. Unless otherwise agreed in the Statement of Work or any ancillary agreements hereto or thereto, the term Deliverables does not include custom hardware, for which there is a separate agreement.

     c) "Software"  means  one  or  more  programs   (including  any  associated
        documentation) capable of operating on a controller, processor or other hardware device.

     d) "Statement of Work" means a document attached to this Agreement which describes a specific project, engagement or assignment ("Project") for which HP will provide Consulting Services to Customer. More than one Statement of Work may be attached to this Agreement from time to time.


2.   HP OBLIGATIONS

     a) HP will comply with the general obligations specified below together with any specific HP obligations described in a Statement of Work, in a timely manner. HP will use reasonable commercial efforts to perform the Consulting Services and provide the Deliverables specifically described in one or more Statements of Work in accordance with the terms and conditions of this Agreement. Customer and HP will sign a separate Statement of Work for each Project that exceeds $10,000, which will be incorporated by reference into this Agreement upon execution by the parties. Each Statement of Work will: (i) be made in writing in the form attached as Exhibit A, (ii) incorporate by reference this Agreement,
        (iii) be numbered consecutively on a chronological basis, (iv) be executed by authorized representatives of Customer and HP, and (v) be considered an individual agreement separate from all other Statements of Work. Individual Statements of Work should address at least the following areas:

        1.  Project description

        2.  Price, payment and delivery schedules

        3.  Scope of Consulting Services

        4.  Acceptance criteria

        5.  Nature of Deliverables

        6.  Project coordination

     b) For all Projects under a value of $10,000, Customer's purchase order referencing this Agreement will constitute the applicable Statement of Work upon acceptance by HP.

     c) Unless otherwise agreed, Consulting Services will be performed during HP's normal business hours.

     d) HP will use reasonable commercial efforts to provide the Deliverables and perform the Consulting Services in accordance with the delivery schedule specified in each Statement of Work.
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     e) HP  may  select  qualified  and  reputable   subcontractors  to  perform
        Consulting Services and/or provide Deliverables. HP shall provide prior notification of all proposed subcontractors, however, Customer reserves the right from time to time at its discretion, to request that HP cease
        utilizing   or  not  retain  any   particular   company  or   individual
        subcontractor. All subcontractors shall be required to agree in writing to the terms and conditions stated herein, and execute a separate confidentiality agreement. With respect to subcontractors hired by HP, they shall be paid by HP. All agreements between HP and entities or subcontractors engaged by HP to perform any work or supply Deliverables in connection with a Statement of Work shall be in writing, a copy of which shall be provided to Customer with financial terms redacted as deemed reasonably necessary or desirable by HP. HP shall coordinate all Work to be performed, testing, inspections and progress reports with Customer and its representatives as set forth in the applicable Statement of Work.

     f) HP will appoint a representative to supervise and coordinate HP's performance of Consulting Services, who will provide professional and prompt liaison with Customer, have the necessary expertise and authority to commit HP, be available at all times, as reasonably necessary in light of the requirements and schedules included as part of the Statement of Work for a Project, (or designate an alternate with the same level of authority in the event of unavailability caused by illness or other valid reasons), and meet with the Customer's representative at regular intervals to be agreed upon to review progress and resolve any issues relating to the Consulting Services or Deliverables. HP may change its representative at any time upon 30 days written notice to Customer. Notwithstanding HP agrees not to change the representative if it shall adversely impact the timely performance of the Consulting Services, unless such change is the result of a force majuere event including termination or serious illness of the HP representative, and Customer shall not be required to incur any additional costs as a result of this change.

g) Except as provided herein or unless otherwise agreed in a Statement of Work, HP is not responsible for providing continuing support services for any Deliverables.


3.   CUSTOMER OBLIGATIONS

     a) Customer will comply with the general obligations specified below together with any specific Customer obligations described in a Statement of Work, in a timely manner.

     b) Customer  acknowledges  that HP's  ability  to  deliver  the  Consulting
        Services is dependent in part upon Customer's commercially reasonable cooperation with HP, as well as the accuracy and completeness of any information and data Customer provides to HP which is stated in the Statement of Work as critical to the Project. Therefore, Customer will:

        i. Provide HP with access to, and use of, information, data, documentation, computer time, facilities, working space and office services commercially reasonably necessary, in light of the requirements and schedules included as part of the Statement of Work for a Project.

        ii. Appoint a representative who will provide professional and prompt liaison with HP, have the necessary expertise and authority to commit Customer, be available at all times, as reasonably necessary in light of the requirements and schedules included as part of the Statement of Work for a Project, when HP's personnel are at the Customer's site (or designate an alternate with the same level of authority in the event of unavailability caused by illness or other valid reasons), and meet with the HP representative at regular intervals to be agreed upon to review progress and resolve any issues relating to the Consulting Services or Deliverables. Customer may change its representative at any time upon 30 days written notice to HP. Notwithstanding Customer agrees not to change the representative if it shall adversely impact the timely performance of the Consulting Services, unless such change is the result of a force majuere event including termination or serious illness of Customer's representative, and HP shall not be required to incur any additional costs as a result of this change.

     c) Customer will be responsible for maintaining an external procedure for reconstruction of lost or altered files, data or programs to the extent deemed necessary by Customer, and for actually reconstructing any such materials.

     d) Subject to the specific obligations of HP under a Statement of Work, Customer will be responsible, upon receipt from HP, and at all times
        thereafter,   for  the  supervision,   management  and  control  of  the
        Deliverables and any results obtained from the Deliverables, including without limitation all responsibility for maintenance of proper machine configuration, audit controls, operating methods, error detection and recovery procedures, back-up plans, security, insurance, maintenance and
        all  other   activities   necessary  to  enable   Customer  to  use  the
        Deliverables.
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     e) Except as  expressly  provided  in this  Agreement,  and  except for any equipment  supplied  by HP which HP  warrants  is Year  2000  compliant,
        Customer  has  sole   responsibility  to  ensure  that  its  information
        technology environment is Year 2000 compliant. HP is not providing Year 2000 services (for example, Year 2000 assessment, conversion or testing) under this Agreement. Customer acknowledges that HP will not be responsible for failure to perform Consulting Services or supply Deliverables under this Agreement, if such failure is the result, directly or indirectly, of the inability of any products to correctly process, provide or receive date data (i.e., representations for month, day and year), and to properly exchange date data with the Deliverables by HP under this Agreement.


4.   PRICE AND PAYMENT

     a) Prices for Consulting Services and Deliverables will be specified in each Statement of Work. Prices contracted for in each Statement of Work are valid for the period stated in the Statement of Work. Except as stated in the Statement of Work, prices include all materials and labor expenses, but do not include sales, use, service, value added or like taxes, or customs duties. Such taxes and duties, when applicable, will be added to HP's invoices.

     b) HP will issue invoices in accordance with the payment schedule specified in each Statement of Work. Charges for travel expenses may be invoiced separately. All HP personnel shall comply with HP's policy for travel and reimbursements for employees and contractors as attached in Exhibit
        C. Customer will pay all invoices within 30 days from the date of invoice, except where HP and Customer have entered into a financing agreement, in which case, the terms and conditions of the financing agreement shall be the controlling agreement and control all payments. Subject to the terms and conditions of any financing agreement between HP and Customer, HP may change credit terms prior to each individual Statement of Work, upon reasonable notice at any time when, in HP's commercially reasonable opinion, Customer's financial condition, previous payment record, or the nature of Customer's relationship with HP so warrants.

     c) Should any undisputed invoiced amount due to HP, in an amount of not less than $2,500, remain unpaid after 60 days from the date of invoice, subject to the terms and conditions of any financing agreement between HP and Customer, HP may terminate this Agreement pursuant to Section 13.b.2.


5.   CHANGE ORDERS

     a) "Change Order" means an agreed upon change or modification to the Deliverables, Consulting Services or other material aspect of a Statement of Work that complies with the requirements of Exhibit B. Requests by Customer and recommendations by HP for Change Orders are subject to the procedures set forth in Exhibit B, and will be made in writing in the form attached to Exhibit B as Attachment B-1.

     b) The Change Orders must be mutually agreed by the parties in accordance with the procedures set forth in Exhibit B. Pending such agreement, HP will continue to perform, and be paid as if such Change Order had not been requested or recommended, unless the Customer requests HP to cease performance pending the acceptance of the Change Order, provided that if either party proposes a Change Order which, in the other party's judgment, represents a material change in the Consulting Services or Deliverables and such Change Order remains outstanding for 30 days or is rejected by Customer, either HP or Customer will have the right to terminate the affected Statement of Work pursuant to Section 13.b.2 below.


6.   ACCEPTANCE

     a) HP will provide notice to Customer when the Deliverables are ready for acceptance testing. Acceptance of Deliverables will occur upon the earlier of: i) the date of the successful completion of the acceptance tests, in which the Deliverables conform in all material respects to the acceptance criteria specified in the applicable Statement of Work; or
        ii) the date that Customer uses any substantial part of the Deliverables for any purpose other than performing acceptance tests. Consulting Services which do not include acceptance requirements will be accepted by Customer upon HP's performance of such Consulting Services.
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     b) In the event  that any  Deliverable  fails to  conform  in all  material
        respects  to  the  acceptance   criteria  specified  in  the  applicable
        Statement of Work, HP will have a reasonable time, subject to the timing requirements and schedules included as part of the Statement of Work for a Project, to remedy such non-conformance, following HP's receipt of written notice from Customer specifying in reasonable detail the nature of such non-conformance. In the event that HP is unable to remedy the non-conformance within the applicable schedule: i) Customer may accept the Deliverable without warranty, on an "AS IS" basis, subject to a reasonable price adjustment; or ii) Customer may return the Deliverable to HP and receive a refund of amounts paid to HP for the Deliverable.

     c) Acceptance will not be delayed for any minor non-conformance with the requirements specified in any Statement of Work. Following acceptance, HP will use reasonable commercial efforts to correct in a timely manner any minor non-conformance that appears during acceptance testing.

     d) If acceptance testing is delayed solely for reasons attributable to Customer, acceptance will be deemed to occur thirty (30) calendar days after written notice by HP that the Deliverable is ready for acceptance testing.


7.   WARRANTIES

     a) HP will perform Consulting Services in accordance with generally recognized commercial practices and standards. HP will re-perform, at its own cost, any Consulting Services not performed in accordance with the foregoing warranty, provided that HP receives notice from Customer within 30 days after such Consulting Services were performed and accepted pursuant to Section 6 above.

     b) HP warrants that the Deliverables will in all material respects conform to the acceptance criteria specified in the applicable Statement of Work for a period of six (6) months from the date of acceptance.

     c) HP does not warrant that the operation of Deliverables will be uninterrupted or error free or conform to any reliability or performance standards beyond those specified in the applicable acceptance criteria in the Statement of Work. HP also does not warrant that Deliverables will be compatible with future HP products or those of other vendors, except as specifically stated or provided for in the Statement of Work.

     d) If HP receives notice during the warranty period of any substantial non-conformance with the acceptance criteria that impairs the functioning of a Deliverable, HP will correct such non-conformance or if Customer agrees in writing, to provide a work-around which remedies the non-conformance.

     e) If HP is unable within a reasonable time, in light of the requirements and schedules included as part of the Statement of Work for a Project, to comply with the foregoing obligations, HP will refund the price stated in the Statement of Work of the part rendered unserviceable by the defect not cured, upon prompt return of the affected Deliverable to HP, and/or delivery to HP of proof of the destruction of the affected Deliverable.

     f) The warranties provided in this Section 7 will not apply to defects or non-conformances to the extent the defects or non-conformances are caused by one of the following events:

        1. Unauthorized, improper or inadequate maintenance or calibration by Customer or any third party.

        2.  Software, hardware, interfacing, or supplies not supplied by HP.

        3.  Unauthorized modification of Deliverables or any portion thereof.

        4. Improper use or operation of Deliverables or any portion thereof or Customer's failure to comply with the applicable environmental specification.

        5. Improper site preparation or maintenance by Customer or a third party.

     g) THE ABOVE WARRANTIES ARE EXCLUSIVE AND NO OTHER WARRANTY, WHETHER WRITTEN OR ORAL, IS EXPRESSED OR IMPLIED. HP SPECIFICALLY DISCLAIMS THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

8.       LICENSES

     a) Unless otherwise agreed in writing, when HP supplies Customer with a Deliverable that in whole or in part consists of Software (sometimes referred to in Sections 8 and 9 as a "Software Deliverable"), such Software Deliverable will be supplied in object code form only, with appropriate application program interfaces, when applicable, as defined in a Statement of Work. If specified in a Statement of Work, HP shall grant Customer a non-exclusive, worldwide, royalty-free, perpetual, fully paid license to use source code to the extent necessary for Customer's use of the Deliverable in its ordinary business operations.

     b) Notwithstanding the foregoing, HP may include in the Deliverables certain general programs, routines, or other intellectual property previously developed by HP. Upon Customer's acceptance of a Deliverable and receipt by HP of the associated payment in full, HP shall and hereby does grant Customer a non-exclusive, worldwide, royalty-free, perpetual, fully paid license to use such Deliverable, including HP's pre-existing copyrighted works or other intellectual property rights, to the extent necessary for Customer's use of the Deliverable in its ordinary business operations. Customer shall be allowed to assign to its "Affiliates," its successors in interest and its joint venture partners the right to use the Deliverables, subject to the license terms herein provided. For the purposes hereof, an "Affiliate" shall mean any entity or company (i) that Customer wholly-owns or has the power to control or (ii) that controls Customer; or (iii) that is under the same control as Customer. "Control" shall mean ownership or power to exercise control of fifty percent (50%) or more of the controlled entity's voting stock.

     c) Unless otherwise authorized by HP, Customer may only make copies of Deliverables for archival purposes, or when copying is an essential step in the authorized use of a Software Deliverable on a backup controller, processor or other hardware device.

     d) Customer will label each copy of Deliverables made under Section 8.c above with the copyright notice that appears on the original.

     e) Except as provided herein or in a Statement of Work, Customer will not market, sublicense or otherwise provide the original, any part of the original, any copy or partial copy, or any derivative of a Deliverable to any third party.

     f) Except as provided in the Statement of Work, Customer's license does not include the right to updates, upgrades or other enhancements to a Deliverable.

     g) Customer will not disassemble or decompile any Software Deliverable without HP's prior written consent. Where Customer has other rights under statute, Customer will provide HP with reasonably detailed information regarding any intended disassembly or decompilation. Customer will not decrypt any Software Deliverable unless necessary for legitimate use of the Deliverable.

     h) HP may terminate Customer's license in any Deliverables for failure to comply with Section 8 of this Agreement or, upon prior written notice, for failure to pay for the Deliverables. However, termination of Customer's license for failure to comply with Section 8 of this Agreement shall occur only after HP has notified Customer of Customer's failure to comply with Section 8 of this Agreement and given Customer seventy-two (72) hours after such notice to cure Customer's failure to comply. In the event of termination of Customer's license, Customer will immediately destroy or return to HP the affected Deliverable and all partial or complete copies, or provide satisfactory evidence of their destruction to HP.

     i) If a Statement of Work requires HP to incorporate any Customer intellectual property and therefore HP requires the use of same, Customer shall grant HP a non-exclusive, worldwide, royalty-free license to use and copy Customer's pre-existing copyrighted works or other intellectual property rights only to the extent Customer deems necessary for HP to perform its obligations under this Agreement and a specific Statement of Work. Unless otherwise agreed, the license shall terminate immediately upon completion of Consulting Services as provided in the Statement of Work, whereby, HP shall return all copies of the copyrighted works or other intellectual property rights received.

9.   INTELLECTUAL PROPERTY  RIGHTS

     a) All copyrights and other intellectual property rights existing prior to the Effective Date will belong to the party that owned such rights immediately prior to the Effective Date.

     b) Neither party will gain by virtue of this Agreement any rights of ownership of copyrights, patents, trade secrets, trademarks or any other intellectual property rights owned by the other, except for the license rights referenced in Section 8 above.

     c) HP will own all copyrights, patents, trade secrets, trademarks and other intellectual property rights, title and interest in or pertaining to all Works (including computer programs, Deliverables and Software Deliverables) developed by HP for purposes of this Agreement.

     d) Notwithstanding anything to the contrary in this Agreement, any invention developed through this Agreement which is specificly designed by HP, but excluding HP's pre-existing or separately developed Intellectual Property, for the Customer's RadioCamera location system, its location network, its use and/or its integration, shall be and is solely owned by Customer. In no event will HP be precluded from using any non-tangible ideas, concepts, know-how and techniques developed under this Agreement.

10.  INTELLECTUAL PROPERTY INDEMNITY

     a) HP will defend or settle any claim against Customer, its officers, directors, employees, affiliates, successors in interest and joint venture partners regarding the Consulting Services and/or the
        Deliverables, to the effect that HP, its services and/or the Deliverables infringed a patent, utility model, industrial design, copyright, trade secret, mask work or trademark in the country where such Deliverables are used or such Consulting Services are provided.

     b) The indemnities provided in Section 10.a above will apply provided Customer agrees to promptly notify HP in writing of the claim, and Customer agrees to cooperate with HP in and grants HP sole control of the defense or settlement, provided however that HP shall not enter into any settlement that adversely affects Customer's business operations and use of the Deliverable, or obligates Customer to take any action or incur any expense without Company's prior written consent, and further provided that Customer shall, at Customer's expense, have the right to be represented by independent counsel of its own choosing in connection with such claim.

     c) For infringement claims covered by this Section 10, HP will pay infringement claim defense costs, settlement amounts and court-awarded damages. If such a claim regarding a Deliverable appears likely, HP, at its own cost, may modify the Deliverable, procure any necessary license or replace it. If the parties determine that none of these alternatives is reasonably available, HP will refund Customer's purchase price upon return of the Deliverable if within one year of delivery. If after the one year period, the refund of Customer's purchase price will be reduced by 20% per year.

     d) HP has no obligation for a claim of infringement, to the extent such infringement arises from:

        1.  HP's compliance with or use of Customer's  information,  technology,
            designs,    specifications   or   instructions,    including   those
            incorporated into any Statement of Work.

        2.  Modification  of  a  Deliverable  by  Customer  or  a  third   party
            consistent with the purposes for which the Deliverable was provided.

        3.  Use of a Deliverable in a way notindicated in a Statement of Work.

        4.  Use of a Deliverable with products not supplied by HP.

     e) This Section 10 states HP's entire liability for claims of intellectual property infringement.

11.  CONFIDENTIAL INFORMATION

     This Agreement incorporates by reference the Non-Disclosure Agreement ("NDA") between Customer and HP. If a conflict arises between this Agreement and the NDA, the NDA shall govern all matters of confidentiality and this Agreement shall govern all other matters. Should the NDA be terminated while this Agreement is in effect, the NDA's obligations shall survive and shall continue to govern confidentiality matters of this Agreement. HP acknowledges that all employees, and subcontractors are required to execute an NDA before commencing any work for HP.

12.  REMEDIES AND LIABILITIES

     a) The remedies in this Agreement are Customer's sole and exclusive remedies.

     b) To the extent HP is held legally liable to Customer, HP's liability is limited to:

        1. Payments described in Sections 6, 7, and 10 above, this Section 12, and Section 13.d below.

        2. Damages for bodily injury.

        3. Direct damages to tangible property up to a limit of U.S. $1,000,000.

        4. Other direct damages for any claim based on a material breach of any other term of this Agreement, up to a maximum of $1,000,000 or the amounts paid to HP under this Agreement, whichever is less.

     c) Notwithstanding Section 12.b above, in no event will HP or its affiliates, subcontractors and suppliers be liable for any of the following:

        1. Actual loss or direct damage that is not listed in Section 12.b above.

        2.  Damages for loss of data, or Software restoration.

        3. Damages relating to Customer's procurement of substitute products or services (i.e., "cost of cover").

        4. Incidental, special or consequential damages, including downtime costs or lost profits but excluding damages for bodily injury and payments described in Section 10.c above.

     d) The Deliverables are not specifically designed, manufactured or intended for sale as parts, components or assemblies for the planning, construction, maintenance, or direct operation of a nuclear facility. Customer will be solely liable if any Deliverables purchased or licensed by Customer are used for these applications. Customer will indemnify and hold HP harmless from all loss, damage, expense or liability in connection with such use.


13.  TERM AND TERMINATION

     a) This Agreement will commence on the Effective Date and will continue in force until termination according to the terms of this Agreement. Individual Statements of Work will be effective upon execution by both parties and will continue in force until both parties have fulfilled all of their Project obligations, or until the earlier termination of such Statement of Work according to the terms of this Agreement or the Statement of Work.

     b) This Agreement or an individual Statement of Work may be terminated immediately upon notice in writing:

        1. By either party if the other party is in material breach of any of its obligations hereunder and fails to remedy such breach within 30 days of receipt of a written notice by the other party which specifies the material breach.

        2. By either party, in the absence of mutual agreement regarding a Change Order which represents a material change under Section 5.b, or if Customer fails to pay any sums due under this Agreement within the 60 day time period specified in Section 4.c.

        3. By either party if the other party has a receiver appointed, or an assignee for the benefit of creditors, or in the event of any insolvency or inability to pay debts as they become due by the other party, except as may be prohibited by applicable bankruptcy laws.

        c) Either party may terminate this Agreement for convenience upon 30 days prior written notice to the other party. Any termination of this Agreement will not relieve either party of its obligations under any Statement of Work in effect on the date of termination of this Agreement, unless otherwise mutually agreed to in writing.

     d) Upon termination of any Statement of Work, Customer will pay HP for all Work performed and charges and expenses incurred by HP up to the date of termination, and Customer will receive all work in progress for which Customer has paid. Should the sum of such amounts be less than any advance payment received by HP, HP will refund the difference within 30 days of receipt of an invoice from Customer.

     e) Sections 4, 7, 8, 9, 10 and 12 above, and Section 14 below, will survive termination of this Agreement.


14.  GENERAL

     a) Standard Products. This Agreement does not cover standard HP hardware and software products sold or licensed to Customer. Any such transactions will be governed by the terms of Customer's HP purchase agreement or, in the absence of a signed purchase agreement, HP's Terms and Conditions of Sale and Service (Exhibit E16).

     b) Health and Safety. HP and any of its subcontractors will, when at the Customer's site, conduct their activities so that their equipment, working conditions and methods are safe and without risk to health for their own and Customer's employees as well as for any other users of the Customer's site.

     c) Non-Restrictive Relationship. HP may provide the same or similar Consulting Services and Deliverables to other customers.

     d) No Publicity. Neither party will publicize or disclose to any third party without the consent of the other party, either the price or other terms of this Agreement or the fact of its existence and execution, except as may be necessary to comply with other obligations stated in this Agreement.

     e) No Joint Venture; Employment Issues. Nothing contained in this Agreement will be construed as creating a joint venture, partnership, agency or employment relationship between the parties hereto, nor will either party have the right, power or authority to create any obligation or duty, express or implied, on behalf of the other. HP will provide services under this Agreement solely as an independent contractor and HP's employees will not be considered or deemed employees of Customer for any purpose whatsoever. HP shall assume full responsibility for its employees and shall comply with all applicable laws governing employment, including but not limited to those governing employment discrimination and immigration, and shall provide all required insurance, including but not limited to workers' compensation insurance. HP shall indemnify and hold Customer and its officers, directors and employees harmless from any and all losses, claims, costs, liabilities or expenses arising from HP's failure to comply with any provision of this paragraph 14(e) as it relates to employment issues.

     f) No Assignment. Except with respect to HP's rights regarding the use of subcontractors, and except as provided in this Agreement, neither party may assign any rights or obligations under this Agreement or any Statement of Work without the prior written consent of the other party.

     g) Export Administration Regulations. If Customer exports any Deliverable outside the country in which the Deliverable is delivered to Customer, Customer assumes responsibility for complying with applicable laws and regulations and for obtaining required export and import authorizations. Customer will not export or re-export any technical data in violation of U.S. Export Administration regulations or other applicable export regulations. If any Deliverable is required to be exported outside the United States, HP assumes responsibility for complying with applicable laws and regulations and for obtaining required export and import authorizations. HP will not export or re-export any technical data in violation of U.S. Export Administration regulations or other applicable export regulations.

     h) Force Majeure. Neither party will be liable for performance delays or for non-performance due to causes beyond its reasonable control.

     i) Notices. All notices required under or regarding this Agreement or any individual Statement of Work will be in writing and will be considered given upon personal delivery of a written notice to the HP representative or Customer representative designated in the Statement of Work, or within five days of mailing, postage prepaid and appropriately addressed.

     j) Waiver. Neither party's failure to exercise any of its rights under this Agreement will constitute or be deemed a waiver or forfeiture of those rights.

     k) Severability.  If any term or provision of this  Agreement is held to be
        illegal  or  unenforceable,   the  validity  or  enforceability  of  the
        remainder of this Agreement will not be affected.

     l) Exhibits.  The  following   documents  are attached  hereto as exhibits,
        the terms of which are incorporated by reference in their entirety:

        A   Statement of Work (and all subsequently executed Statements of Work)

        B   Change Order Procedures

        C   Non-Disclosure Agreement

     m) Precedence. In the event of conflict between the provisions of this Agreement and any attached exhibit or Statement of Work, the provisions of this Agreement will to the extent of such conflict take precedence.

     n) Entire Agreement. This Agreement and its exhibits and Statements of Work constitute the entire agreement between HP and Customer and supersede any prior or contemporaneous communications, representations or agreements between the parties, whether oral or written, regarding the subject matter of this Agreement. Customer's additional or different terms and conditions will not apply. The terms and conditions of this Agreement may not be changed except by an amendment signed by an authorized representative of each party.

     o) Applicable Law; Venue; Dispute Resolution. This Agreement is made under and will be construed in accordance with the law of California without giving effect to that state's choice of law rules. All legal actions arising under this Agreement shall be initiated and maintained in Contra Costa County, California; provided however, that such actions may be initiated and maintained in either state or federal court.

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

AGREED TO:                                                      AGREED TO:

Customer:    ___________________________________                HP:        ______________________________________



             Authorized Representative Signature                           Authorized Representative Signature

Name:                                                           Name:      Cheryl L. King

Title:                                                          Title:     Contracts Consultant


Address:     ______________________________________             Address:   Hewlett-Packard Company

             ______________________________________                        8000 Foothills Blvd., M/S 5520

             ______________________________________                        Roseville, CA  95747

             ______________________________________                        916-785-6755


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